Aristotle International Equity Fund
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 97.6%	Shares	Value
Australia - 2.9%
Aristocrat Leisure Ltd.	396,100	$ 16,802,630

Austria - 4.7%
Erste Group Bank AG	203,000	27,160,992

Canada - 7.5%
Brookfield Corp.	560,600	23,918,143
Cameco Corp.	194,723	19,847,810
		43,765,953

France - 10.5%
Cie Generale des Etablissements Michelin SCA	308,100	11,881,142
LVMH Moet Hennessy Louis Vuitton SE	15,800	8,739,465
Safran SA	68,000	26,805,302
TotalEnergies SE	170,600	13,260,875
		60,686,784

Germany - 5.3%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	26,100	14,567,927
Nemetschek SE	147,000	8,918,762
Symrise AG	73,100	7,335,057
		30,821,746

Hong Kong - 4.7%
AIA Group Ltd.	881,800	8,033,382
Techtronic Industries Co. Ltd.	1,172,500	19,360,150
		27,393,532

Ireland - 2.5%
Accenture PLC - Class A	50,800	6,321,552
Experian PLC	251,800	8,493,645
		14,815,197

Japan - 16.6%
Daikin Industries Ltd.	66,800	10,141,505
FANUC Corp.	248,600	11,245,444
Fast Retailing Co. Ltd.	39,300	20,015,579
MonotaRO Co. Ltd.	945,400	10,788,706
Otsuka Holdings Co. Ltd.	181,800	12,081,239
Pan Pacific International Holdings Corp.	2,999,800	15,183,956
Sony Group Corp.	833,300	16,810,013
		96,266,442

Mexico - 2.3%
Wal-Mart de Mexico SAB de CV	4,606,800	13,503,621

Netherlands - 5.5%
Akzo Nobel NV	104,500	7,085,272
Heineken NV	99,700	8,384,278
Magnum Ice Cream Co. NV (a)	942,721	16,411,445

			31,880,995

Peru - 4.9%
Credicorp Ltd.	72,300		28,166,634

Singapore - 4.2%
DBS Group Holdings Ltd.	478,050		24,165,774

South Korea - 5.0%
Samsung Electronics Co. Ltd.	134,654		29,028,875

Sweden - 1.9%
Assa Abloy AB - Class B	308,000		10,876,175

Switzerland - 6.2%
Alcon AG	143,900		9,723,936
DSM-Firmenich AG	72,900		6,913,505
Roche Holding AG	47,300		19,481,980
			36,119,421

United Kingdom - 10.1%
Coca-Cola Europacific Partners PLC	177,400		17,752,418
Diageo PLC	395,100		7,979,145
GSK PLC	446,300		11,727,444
Haleon PLC	2,720,400		12,546,699
Rentokil Initial PLC	1,490,100		8,431,955
Unilever PLC	1		53
			58,437,714

United States - 2.8%
Sunbelt Rentals Holdings, Inc.	222,300		16,206,088
TOTAL COMMON STOCKS (Cost $386,694,653)			566,098,573

TOTAL INVESTMENTS - 97.6% (Cost $386,694,653)			566,098,573
Money Market Deposit Account - 2.4% (b)			13,719,919
Other Assets in Excess of Liabilities - 0.0% (c)		0.00023	131,228
TOTAL NET ASSETS - 100.0%			$ 579,949,720

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2026 was 3.45%.

(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of June 30, 2026, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 566,098,573	$ –	$ –	$ 566,098,573
Total Investments	$ 566,098,573	$ –	$ –	$ 566,098,573

Refer to the Schedule of Investments for further disaggregation of investment categories.

Sector Classification as of June 30, 2026
(% of Net Assets)
Financials	$ 126,012,852	21.8%
Industrials	122,348,970	20.9
Consumer Discretionary	89,432,785	15.5
Health Care	65,561,298	11.3
Consumer Staples	64,030,960	11.1
Information Technology	44,269,189	7.6
Energy	33,108,685	5.7
Materials	21,333,834	3.7
Other Assets in Excess of Liabilities	13,851,147	2.4
	$ 579,949,720	100.0%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.